Exhibit 10.6.9

Note: Certain portions have been omitted from this Agreement in accordance with a request for confidential treatment submitted to the Securities and Exchange Commission. Omitted information has been replaced with an asterisk. Omitted information has been filed separately with the Securities and Exchange Commission.

AMENDMENT N° 9

TO THE

A320 FAMILY PURCHASE AGREEMENT

BETWEEN

A I R B U S  S.A.S.

as “Seller”

AND

AVIANCA S.A.

as “Buyer”

Reference: CT1001145

Page 1 /5

CONTENTS

CLAUSES	TITLES

1	[*]	3

2	DELIVERY SCHEDULE	3

3	[*]	4

4	PREDELIVERY PAYMENTS	4

5	MISCELLANEOUS PROVISIONS	4

6	ASSIGNMENT	4

7	CONFIDENTIALITY	4

8	COUNTERPARTS	4

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AMENDMENT N° 9 TO THE

A320 FAMILY PURCHASE AGREEMENT

This amendment N° 9 (hereinafter referred to as the “Amendment M° 9”) is entered into as of the 12 March 2010.

BETWEEN:

AIRBUS S.A.S., a societe par actions simplifies, legal successor of Airbus S.N.C., formerly known as Airbus G.I.E. [and Airbus Industrie G.I.E.] created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”),

and

Aerovias del Continente Americano S.A. Avianca, a Colombian sociedad anonima created and existing under Colombian law having its registered office at Centre Administrative, Avenida Calle 26 No 59-15, Bogota, Colombia (the “Buyer”),

The Buyer and the Seller being together the “Parties” and each the “Party”.

WHEREAS:

A.

The Buyer and the Seller have entered into an A320 Family Purchase Agreement dated the 16th April 2007 for the sale by the Seller and the purchase by the Buyer of nine (9) A319-100 Aircraft and twenty four (24) A320 Aircraft (the “A320 Family Purchase Agreement”, together with all Exhibits and Appendices attached thereto, any Letter Agreements thereto and Amendments N° 1 to 8 thereto, the “Agreement”),

B.	In accordance with the terms of this Amendment N° 9, the Seller and the Buyer hereby agree to amend certain provisions of the Agreement.

C.	It is understood that Amendment N° 9, upon execution thereof, shall constitute an integral and non-severable part of the Agreement and that all terms and conditions of the Agreement shall apply to this Amendment N° 9, unless otherwise agreed upon herein.

D.	Capitalized terms used herein and not otherwise defined will have the meaning assigned to them in the Agreement. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Amendment N° 9.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.	[*]

2.	Delivery Schedule

[*] Parties hereby agree that the Scheduled Delivery Months of A320 family Aircraft with rank numbers 8, 9 and 27 shall be amended as set forth in the table here below:

Rank number	A/C Type	[*]	Revised Scheduled Delivery Quarters
8	A319-100	[*]	1st Quarter 2013

9	A319-100	[*]	2nd Quarter 2013

27	A320-200	[*]	2nd Quarter 2013

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3.	[*]

4.	Pre-delivery payments

It is agreed that, as a result of (i) the [*] of Aircraft with rank numbers 8, 9 and 27 as set forth in the above Clause 2 [*] the allocation of Predelivery Payments for such Aircraft shall be amended and the Seller shall recalculate the relevant Predelivery Payment Schedule and any remaining Predelivery Payment due shall be paid to the Seller, upon the signature of Amendment N° 9, in accordance with the revised Predelivery Payment Schedule.

5.	Miscellaneous Provisions

This Amendment N° 9 supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter hereof.

The Agreement shall be deemed to be amended to incorporate the terms and conditions hereof, and, except as specifically amended hereby, shall continue in full force and effect in accordance with its original terms.

If there is any conflict or inconsistency between the terms and provisions of the Agreement and this Amendment N° 9, the latter shall prevail to the extent of such conflict or inconsistency.

6.	Assignment

Except as provided in clause 21 of the Agreement, this Amendment N° 9 is not transferable, and the Buyer’s rights under this Amendment N° 9 shall not be assigned, sold, transferred or otherwise alienated by operation of law or otherwise to any person other than the Buyer. Any unauthorised assignment, sale, transfer or other alienation of the Buyer’s rights under this Amendment N° 9 with respect to any Aircraft will be void and without effect.

7.	Confidentiality

This Amendment N° 9 (and its existence) shall be treated by both Parties as confidential in accordance with clause 22.12 of the Agreement.

8.	Counterparts

This Amendment N° 9 may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission) shall be an original, and the counterparts together shall constitute one and the same instrument.

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IN WITNESS WHEREOF this Amendment N° 9 was entered into the day and year first above written.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

Aerovias del Continente	AIRBUS S.A.S.
Americano S.A. Avianca

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LETTER AGREEMENT NO. 1 TO AMENDMENT NO. 9

Aerovias del Continente Americano S.A. Avianca

Centra Administrative

Avenida Calle 26 No 59-15,

Bogota, Colombia

RE: MISCELLANEOUS PROVISIONS

Aerovias del Continente Americano S.A. Avianca (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into Amendment No. 9 dated 12 March 2010 (the “Amendment”), to a Purchase Agreement (the “Agreement”) dated 16 April 2007, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft, under the terms and conditions in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement to the Amendment (the “Letter Agreement”) certain additional terms and conditions regarding [*] the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Except when used in quoted text, the terms “herein,” “hereof and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Amendment, that the provisions of said Amendment are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.	Pre-Delivery Payments [*]

[*]

2.	Notices

It is hereby agreed by the Parties that the clause 22.2 to the Purchase Agreement shall be deleted in its entirety and replaced with the following:

QUOTE

All notices and requests required or authorized hereunder shall be given in writing either by personal delivery to an authorized representative of the party to whom the same is given or by registered mail (return receipt requested), express mail (tracking receipt requested) or by facsimile, to be confirmed by subsequent registered mail, and the date upon which any such notice or request is so personally delivered or if such notice or

Letter Agreement N°1 to the Amendment N°9 -Page 1 /3

request is given by registered mail, the date upon which it is received by the addressee or, if given by facsimile, the date upon which it is sent with a correct confirmation printout, provided that if such date of receipt is not a Business Day notice shall be deemed to have been received .pn the first following Business Day, shall be deemed to be the effective date of such notice or request.

Seller’s address for notices is:

AIRBUS

Attn. To V. P. Contracts

1 Rond-Point Maurice Bellonte

31707 BlagnacCedex

France

Buyer’s address for notices is:

Aerovias del Continente Americano S.A. Avianca

Centra Administrative,

Avenida Calle 26 No 59-15,

Bogota, Colombia

[*]

or such other address or such other person as the party receiving the notice or request may reasonably designate from time to time.

UNQUOTE

3.	Assignment

Except as provided in Clause 21 of the Agreement, this Letter Agreement is not transferable, and the Buyer’s rights under this Letter Agreement shall not be assigned, sold, transferred, or otherwise alienated by operation of law or otherwise to any person other than the Buyer. Any unauthorised assignment, sale, transfer or other alienation of the Buyer’s rights under this Letter Agreement with respect to any Aircraft will be void and without effect.

4.	Confidentiality

This Letter Agreement (and its existence) shall be treated by both parties as confidential in accordance with Clause 22.12 of the Agreement.

5.	Counterparts

This Letter Agreement may be executed by the parties in any number of counterparts, each of which when so executed and delivered (including counterparts delivered by facsimile) shall be an original, and all such counterparts will together constitute one and the same instrument.

Letter Agreement N°1 to the Amendment N°9 -Page 2 /3

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted		Agreed and Accepted
For and on behalf of		For and on behalf of

Aerovias del Continente		AIRBUS S.A.S.
Americano S.A. Avianca

By:	/s/ Elisa Murgas de Moreno	By:	/s/ Christophe Mourey

Its:	Legal Representative	Its:	Senior Vice President Contracts

Letter Agreement N°1 to the Amendment N°9 -Page 3 /3